Exhibit 32.2

Certification by the Chief Financial Officer
Pursuant to 18. U.S.C. Section 1350, as Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K for the fiscal year ended April 3, 2004, of MTI Technology Corporation (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Todd Schaeffer, Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or Section 780(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

          In witness whereof, the undersigned has executed and delivered this certificate as of the date set forth opposite his signature below.

Date:	July 1, 2004	/s/ TODD SCHAEFFER

Todd Schaeffer
Chief Financial Officer and Secretary